Exhibit 10.1

SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of March 25, 2024, by and among Comstock Resources, Inc. (the “Company”), Arkoma Drilling L.P., a Texas limited partnership (“Arkoma”), and Williston Drilling, L.P., a Texas limited partnership (“Williston”). This Agreement is made pursuant to that certain Subscription Agreement dated as of March 20, 2024 (the “Subscription Agreement”) by and among the Company, Arkoma and Williston. Capitalized terms used and not otherwise defined herein that are defined in the Subscription Agreement shall have the meanings given to such terms in the Subscription Agreement.

WHEREAS, Arkoma (as successor in interest to Arkoma Drilling CP, LLC), Williston (as successor in interest to Williston Drilling CP, LLC) and certain former stockholders of the Company entered into that certain Amended and Restated Registration Rights Agreement, dated as of June 7, 2019 (the “Prior RRA”);

WHEREAS, upon the terms and subject to the conditions of the Subscription Agreement, the Company has agreed to issue (i) 9,428,750 shares of Company common stock, par value $0.50 per share (“Common Stock”) to Arkoma and (ii) 3,071,250 shares of Common Stock to Williston; and

WHEREAS, the Company and the Holders desire to execute and deliver this Agreement in order for the Company to grant certain registration and other rights to the Holders on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Subscription Agreement and this Agreement, the Company and each of the Holders, severally and not jointly, agree that the Prior RRA shall be amended and restated as follows:

1.
Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of this definition, “control,” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing; provided, however, that the Company shall not be considered an Affiliate of any Holder for purposes of this Agreement.

“Business Day” means any day on which the principal offices of the Commission in Washington, D.C. are open to accept filings, or, in the case of determining a date when any payment is due, any day on which banks are not required or authorized to close in the City of Dallas in the United States of America.

“Commission” means the Securities and Exchange Commission.

“Effectiveness Date” means, with respect to the Initial Registration Statement or any additional Registration Statement required to be filed pursuant to Section 2(c) or Section 5(c) hereunder, the 45th calendar day following the Filing Date (or, in the event of a “full review” by the Commission, the 90th calendar day following the Filing Date); provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Business Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Business Day, then the Effectiveness Date shall be the next succeeding Business Day, and provided further that the Effectiveness Date of a Registration Statement will be extended by the number of days any Holder objects to the filing of a Registration Statement pursuant to Section 5(a).

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, the 90th calendar day following the date hereof. With respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 5(c), the earliest practicable date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities. The initial Holders shall be Arkoma and Williston.

“Indemnified Party” shall have the meaning set forth in Section 7(c).

“Indemnifying Party” shall have the meaning set forth in Section 7(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Initiating Holder” means the Holder delivering the Underwriting Request.

“Issuer Proposed Offering” shall have the meaning set forth in Section 3(a).

“Losses” shall have the meaning set forth in Section 7(a).

“Opt Out Election” shall have the meaning set forth in Section 3(b).

“Person” means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other entity.

“Piggyback Registration” shall have the meaning set forth in Section 3(a).

“Piggyback Rights” shall have the meaning set forth in Section 3(a).

“Proceeding” means any action, suit, proceeding, arbitration, inquiry or investigation (whether administrative, civil or criminal) instigated by any Person before any arbitrator or Governmental Authority.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) the Shares and (b) any securities issued or then issuable upon any stock split, dividend or other distribution, or in connection with a combination of shares, or any security into which such Common Stock will have been converted or exchanged in connection with a recapitalization, reorganization, reclassification, merger, consolidation, exchange distribution or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such Registrable Securities cease to be outstanding.

“Registration” means any registration pursuant to this Agreement, including pursuant to the Shelf Registration Statement.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c) or Section 5(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Guidance” means (i) any publicly available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Secondary Offering” means an Underwritten Offering of Registrable Securities for the account of the Holders made pursuant to an Underwriting Request.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Registration.

“Shares” means (i) the shares of Common Stock held by Arkoma and Williston as of the date hereof and (ii) the shares of Common Stock to be issued to Arkoma and Williston pursuant to the Subscription Agreement.

“Shelf Registration Statement” shall have the meaning set forth in Section 2(a).

“Underwriting Request” shall have the meaning set forth in Section 4(a).

“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

2.
Shelf Registration.
a.
On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement to permit the public resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 (the “Shelf Registration Statement”). The Shelf Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 2(d)). Subject to the terms of this Agreement, the Company shall use commercially reasonable efforts to cause a Shelf Registration Statement filed under this Agreement (including, without limitation, under Section 5(c)) to be declared effective under the Securities Act as promptly as reasonably practicable after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Shelf Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”). The Shelf Registration Statement when effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Shelf Registration Statement, in the light of the circumstances under which a statement is made). The Company shall notify the Holders by e-mail of the effectiveness of a Shelf Registration Statement after the Company telephonically confirms effectiveness with the Commission. The Company shall file a final Prospectus with the Commission as required by Rule 424 after the effective date of such Registration Statement.

b.
If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.
c.
Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or Affiliate of a Holder as any underwriter without the prior written consent of such Holder.

3.
Piggy-Back Registrations.
a.
If the Company proposes to conduct an Underwritten Offering (including a Secondary Offering), whether for its own account (such offering for its own account being referred to as an “Issuer Proposed Offering”), pursuant to an Underwriting Request or otherwise, each Holder shall have the right to include in such Underwritten Offering all or part of the Registrable Securities held by such Holder (the “Piggyback Rights”). Except as otherwise provided in Section 3(b), the Company shall promptly, but in no event less than ten (10) Business Days prior to any such Underwritten Offering (or, in the event of an Underwritten Offering that will be executed as an “overnight” or “bought” deal, no less than five (5) Business Days prior to the commencement of such Underwritten Offering), give written notice to all Holders of Registrable Securities of its intention to conduct such Underwritten Offering. Any Holder wishing to exercise its Piggyback Rights shall deliver to the Company a written notice (i) within five (5) Business Days after the receipt of the Company’s notice or (ii) at least one (1) day prior to the first use of a preliminary prospectus in connection with such Underwritten Offering, whichever is earlier. Such Holder’s written notice shall specify the number of shares of Common Stock intended to be disposed of by such Holder, which might be all or a portion of such Holder’s Registrable Securities. The Company will, subject to Section 3(b), use its commercially reasonable efforts to effect the registration under the Securities Act of, and to include in the Underwritten Offering, all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition of the Registrable Securities so to be registered and sold (a “Piggyback Registration”); provided that (x) in the case of an Issuer Proposed Offering, if, at any time after giving written notice of its intention to conduct the Issuer Proposed Offering and prior to the commencement of the Issuer Proposed Offering, the Company shall determine for any reason not to proceed with the Issuer Proposed Offering, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such Issuer Proposed Offering, (y) in the case of Secondary Offering, if, at any time after giving written notice of its intention to conduct the Secondary Offering and prior to the commencement of the Secondary Offering, the Initiating Holder shall determine for any reason not to proceed with the Secondary Offering, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such Secondary Offering and (z) all Holders of Registrable Securities requesting to be included in the Underwritten Offering must sell their Registrable Securities to the underwriters selected by the Company or the Initiating Holder, as applicable, on the same terms and conditions as apply to the Company or the Initiating Holder, as applicable (including entering into an underwriting agreement in customary form with the underwriter or underwriters selected for such offering by the Company or the Initiating Holder, as applicable), as may be customary or appropriate in for offerings of the type being conducted.
b.
If the managing underwriter in any Issuer Proposed Offering determines in good faith that marketing factors require a limitation on the number of securities to be underwritten, the number of securities that may be included will be limited to the number of securities that, in the opinion of such underwriter, should be included, and the securities to be included in the underwriting shall be allocated, as follows: (i) first, to the Company, (ii) second, among the Selling Holders (pro rata among such Selling Holders), and (iii) third, pro rata among any other Persons who have been or are granted registration rights after the date of this Agreement based on the number of securities validly requested to be included by such Persons.
c.
If the managing underwriter in any Secondary Offering determines in good faith that marketing factors require a limitation on the number of securities to be underwritten, the number of securities that may be included will be limited to the number of securities that, in the opinion of such underwriter, should be included, and the securities to be included in the underwriting shall be allocated, as follows: (i) first, among the Selling Holders (pro rata among such Selling Holders), and (B) second, pro rata among any other Persons who have been or are granted registration rights after the date of this Agreement based on the number of securities validly requested to be included by such Persons.
d.
Notwithstanding anything to the contrary contained in this Section 3(b), at any time a Holder may elect, in writing, not to receive any notices pursuant to Section 3(a), Section 4(a) or other communications with respect to events giving rise to such Holder’s ability to exercise its Piggyback Right (an “Opt Out Election”). Following the receipt of an Opt Out Election from any Holder, the Company shall not deliver to any such Holder notice of the Company’s intent to conduct an Underwritten Offering, and such Holder shall have no rights to participate in any such Underwritten Offering pursuant to this Agreement until such time as a revocation of such Opt Out Election has been received. For the avoidance of doubt, nothing in this Section 3(d) shall be deemed to prohibit the Company from notifying the Holder of any event for which the Company is required to provide notice to such Holder under any other agreement or applicable law, notwithstanding the receipt of an Opt Out Election from such Holder.
4.
Underwriting.
a.
For so long as a Holder holds Registrable Securities, such Holder may request by giving written notice (an “Underwriting Request”) to the Company that an offering permitted under Section 2(a) shall be in the form of an Underwritten Offering; provided, however, that in the case of each such Underwritten Offering, such Holder will be entitled to make such demand only if (i) the proceeds from the sale of Registrable Securities in the offering (before the deduction of underwriting discounts) is reasonably expected to exceed, in the aggregate, $50,000,000) or (ii) such Underwritten Offering includes all of the Registrable Securities held by such Holder and the proceeds from the sale of Registrable Securities in the offering (before the deduction of underwriting discounts) is reasonably expected to exceed, in the aggregate, $30,000,000.

b.
All Underwriting Requests shall specify the approximate number of Registrable Securities to be sold in the Secondary Offering and the expected price range (net of underwriting discounts and commissions) of such Secondary Offering.
c.
With respect to any such Secondary Offering, the Initiating Holder shall select an investment banking firm of international standing to be the managing underwriter for the offering, which firm shall be reasonably acceptable to the Company. The Company will enter into and perform its obligations under an underwriting agreement with the underwriters for such Secondary Offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, which may include, without limitation, indemnities and contribution to the effect and to the extent provided in Section 5 and the provision of opinions of counsel and accountants’ letters as are customarily delivered by issuers to underwriters in secondary underwritten public offerings of securities. The Selling Holders shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Selling Holders of such securities, but only to the extent such representations and warranties and other agreements are customarily made by issuers to selling stockholders in secondary underwritten public offerings, and the Selling Holders shall be required to make representations or warranties to, and other agreements with, the Company and the underwriters in connection with such underwriting agreement as are customarily made by selling stockholders in secondary underwritten public offerings; provided, however, that the Selling Holders shall not be required to make any representations or warranties to the Company or the underwriters regarding such Selling Holder’s knowledge about the Company or to undertake any indemnification obligations to the Company with respect thereto, except as otherwise provided in Section 7), or to the underwriters with respect thereto, except to the extent of the indemnification being given to the Company and its controlling Persons in Section 7.
5.
Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:
a.
Not less than five (5) Business Days prior to the filing of each Registration Statement and not less than two (2) Business Days prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act and (iii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five (5) Business Days after the Holders have been so furnished copies of a Registration Statement or one (1) Business Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form provided by the Company on a date that is not less than two (2) Business Days prior to the Filing Date or by the end of the fourth (4th) Business Day following the date on which such Holder receives draft materials in accordance with this Section.
b.
In connection with a Piggyback Registration, the Company will at least five (5) Business Days prior to the anticipated filing of the initial Prospectus that identifies the Holders or any amendment or supplement thereto, (i) furnish to such Holders copies of all Registration Statements that identify the Holders and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Holders and provide information with respect thereto) prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof.
c.
(i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its subsidiaries), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.
d.
If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.
e.
Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Business Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a

Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its subsidiaries.
f.
Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.
g.
Furnish to each Holder, without charge on request, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.
h.
Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 5(e).
i.
If the Company is not then listed on a national securities exchange, prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the Selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or “blue sky” laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.
j.
If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Subscription Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.
k.
Upon the occurrence of any event contemplated by Section 5(e), as promptly as reasonably possible prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 5(e) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 5(k) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.
l.
Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.
m.
The Company shall use its commercially reasonable efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.

n.
The Company may require each Selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares.
6.
Registration Expenses. All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any trading market on which the Common Stock is then listed for trading, and (C) in compliance with applicable state securities or “blue sky” laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with “blue sky” qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel, auditors, independent engineers and accountants for the Company, including any special audits or “cold comfort” letters required by or incident to such performance and compliance, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including but not limited to fees of transfer agents and registrars and (vii) all expenses related to marketing the sale of the Registrable Securities, including expenses related to conducting a “road show.” In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in this Agreement or the Subscription Agreement, any legal fees or other costs of the Holders.
7.
Indemnification.
a.
Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in (which, for the avoidance of doubt, includes documents incorporated by reference in) a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that such (i) untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 5(e)(iii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 8(b). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 8(e).
b.
Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to such Holder’s information provided in the applicable selling stockholder questionnaire completed by such Holder, if any, or the proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto. In no event shall the liability of a Selling Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 7 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.
c.
Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party, provided that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

d.
Contribution. If the indemnification under Section 7(a) or 7(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any

Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. In no event shall the contribution obligation of a Holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 7 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

8.
Miscellaneous.
a.
Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.
b.
Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 5(e)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.
c.
Lockups. In connection with any Underwritten Offering (including any Secondary Offering), any Holder that together with its Affiliates owns 10% or more of the outstanding Common Stock, shall execute a customary “lock-up” agreement with the underwriters of such Underwritten Offering containing a lock-up period equal to 45 days from the date of the execution of the underwriting agreement with respect to such Underwritten Offering. In connection with any Secondary Offering, the Company will, and will use its commercially reasonable efforts to cause the members of the Board of Directors of the Company and the officers of the Company that are “executive officers” as defined under Section 16 of the Exchange Act to, execute a customary “lock-up” agreement with the underwriters of such Secondary Offering containing a lock-up period equal to 45 days from the date of the execution of the underwriting agreement with respect to such Secondary Offering.
d.
Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 51% or more of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 8(c). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.
e.
Recapitalization, Exchanges, Etc. Affecting the Shares. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, splits, recapitalizations, pro rata distributions of securities and the like occurring after the date of this Agreement.
f.
Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

(i) make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144, at all times from and after the date hereof;

(ii) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(iii) so long as a Holder owns any Registrable Securities, furnish, unless otherwise available electronically at no additional charge via the Commission’s EDGAR system, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

g.
Legend Removal. If the Registrable Securities are eligible to be sold or transferred without restriction under, and assuming at the time of any such request the Company is in compliance with the current public information requirements of, Rule 144 under the Securities Act, at the request of a Holder of any Registrable Securities, the Company shall use commercially reasonably efforts to, and at its expense cooperate with such Holder, obtain reasonably satisfactory evidence (including an opinion of counsel) that the restrictive legend affixed to such Registrable Securities is not required in order to establish compliance with any provisions of the Securities Act and cause the Company’s transfer agent to remove such restrictive legend from the Registrable Securities on the book-entry accounts maintained by the Company’s transfer agent representing such Registrable Securities if such legend is not required in order to establish compliance with any provisions of the Securities Act.
h.
Marketing. At the request of any Holder, the Company shall use commercially reasonable efforts to assist such Holder in the marketing and sale of the Registrable Securities, including with respect to any Underwritten Offering, entering into customary agreements (including an underwriting agreement in customary form with customary indemnification provisions) and take such other actions as are reasonably required or advisable in order to expedite or facilitate the disposition of such Registrable Securities, including providing reasonable availability of appropriate members of senior management of the Company to provide customary due diligence assistance in connection with any such offering and to participate in customary “road show” presentations in connection with such offering in substantially the same manner as they would in an underwritten primary registered public offering by the Company of its

Common Stock, after taking into account the reasonable business requirements of the Company in determining the scheduling and duration of any road show. In addition, the Company shall use commercially reasonable efforts to assist the Holders with respect to any potential private transfer of any Common Stock held by such Holders, including (i) entering into customary confidentiality agreements with any prospective transferees, (ii) affording to the Holders and any prospective transferees and their respective counsel, accountants, lenders and other representatives, full access during normal business hours to the properties, books, contracts and records of the Company and (iii) providing reasonable availability of appropriate members of senior management of the Company to provide customary due diligence assistance in connection with any such transfer; provided, however, that any such investigation shall be conducted in such a manner as not to interfere unreasonably with the Company’s business and operations.
i.
Termination. This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Securities outstanding; provided that the provisions of Section 6 and Section 7 shall survive any such termination.
j.
Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Subscription Agreement.
k.
Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder, including subsequent Holders of Registrable Securities; provided, however, that (a) unless any such transferee or assignee is an Affiliate of, and after such transfer or assignment continues to be an Affiliate of, such Holder, the amount of Registrable Securities transferred or assigned to such transferee or assignee shall represent at least $25 million of Registrable Securities and (b) each such transferee or assignee assumes in writing the responsibility for its portion of the obligations of such transferring Holder under this Agreement by signing a counterpart signature page hereto or by signing a joinder agreement or similar document. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities.
l.
No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would allow such current or future holder to require the Company to include securities in any registration statement filed by the Company on a basis other than expressly subordinate to the rights of the Holders of Registrable Securities hereunder, otherwise have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.
m.
Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.
n.
Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Subscription Agreement.
o.
Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.
p.
Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
q.
Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMSTOCK RESOURCES, INC.

By: /s/ Roland O. Burns

Name: Roland O. Burns

Title: President and Chief Financial Officer

HOLDERS:

ARKOMA DRILLING L.P.

By: /s/ Thomas L. Walker_________________

Name: Thomas L. Walker

Title: Treasurer

WILLISTON DRILLING L.P.

By: /s/ Thomas L. Walker_________________

Name: Thomas L. Walker

Title: Treasurer